SUPPLEMENT DATED MAY 1, 2019
TO
PROSPECTUS DATED MAY 1, 2003
FOR FUTURITY ACCOLADE NY

ISSUED BY DELAWARE LIFE INSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT C

This supplement contains information about the Lord Abbett Series Fund, Inc. - International Opportunities Portfolio (the “Portfolio”) that is available as an investment option under your Contract.

The Board of Directors of Lord Abbett Series Fund, Inc. has approved a plan of liquidation pursuant to which the Portfolio will be liquidated on or about July 31, 2019 (the “Liquidation Date”).

If you currently have Account Value allocated to the International Opportunities Portfolio Sub-Account, then effective immediately, a single transfer of that allocation to any other Sub-Account available under your Contract or to the Fixed Account  will not count against the contractual transfer limitations. You can request copies of fund prospectuses for the other available Sub-Accounts by calling us at (877) 253-2323 or access them via the customer documentation center on our web site at www.delawarelife.com/solutions.

As of the close of business on the Liquidation Date, any Variable Account Value remaining in the International Opportunities Portfolio Sub-Account will be automatically transferred to the MFS U.S. Government Money Market Portfolio Sub-Account. This automatic transfer will not count against the contractual transfer limitations.

After the Liquidation Date, any Dollar-Cost Averaging, Portfolio Rebalancing or automatic investment programs that have not been changed to replace the International Opportunities Portfolio Sub-Account will continue with the MFS U.S. Government Money Market Portfolio Sub-Account as the replacement.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.